UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2015

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois		60504
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 898-2500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 16, 2015, the stockholders of Westell Technologies, Inc. (the “Company”) approved the Westell Technologies, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”).

The 2015 Omnibus Plan is intended to constitute a stock-based and cash incentive plan for the Company, and includes provisions by which the Company may grant directors and key employees stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance share awards, other equity awards and cash incentive awards, as described in the Company’s Definitive Proxy Statement for its 2015 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on July 29, 2015 (the “2015 Proxy Statement”).

The foregoing description of the 2015 Plan is not complete and is qualified in its entirety by the full text of the 2015 Plan, which was included as Annex A to the 2015 Proxy Statement and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on September 16, 2015. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.
Proposal 1-Election of Directors:
Each person duly elected at the Annual Meeting to serve as a director until the Company’s 2016 Annual Meeting of Stockholders received the number of votes indicated beside his or her name below.

Nominee	For	Withheld	Broker Non-Vote
J. Thomas Gruenwald	77,607,782	3,079,435	17,784,627
Fared Adib	79,357,295	1,329,922	17,784,627
Jeannie H. Diefenderfer	79,759,105	928,112	17,784,627
Robert W. Foskett	72,811,342	7,875,875	17,784,627
Dennis O. Harris	77,706,237	2,980,980	17,784,627
Martin D. Hernandez	78,984,096	1,703,121	17,784,627
Eileen A. Kamerick	77,434,517	3,252,700	17,784,627
Robert C. Penny III	65,539,512	15,147,705	17,784,627

Proposal 2-Approval of the Westell Technologies, Inc. 2015 Omnibus Incentive Compensation Plan. This proposal was approved.

	For	Against	Abstain	Broker Non-Vote
Approval of the Westell Technologies, Inc. 2015 Omnibus Incentive Compensation Plan	59,131,121	21,494,708	61,388	17,784,627

Proposal 3-Ratification of the appointment of Ernst &Young LLP, independent auditors, as auditors for the fiscal year ending March 31, 2016. This proposal was approved.

	For	Against	Abstain
Appointment of independent auditors	94,638,143	3,562,938	270,763

Proposal 4-Advisory Vote to approve Executive Compensation, as described in the proxy materials. This proposal was approved.

	For	Against	Abstain	Broker Non-Vote
Advisory Vote to approve Executive Compensation	70,554,933	9,901,788	230,496	17,784,627

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.    Description

10.1
Westell Technologies, Inc. 2015 Omnibus Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement for its 2015 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on July 29, 2015).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date:	September 17, 2015	By:	/s/ Thomas P. Minichiello
Thomas P. Minichiello
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX
Exhibit No.    Description

10.1
Westell Technologies, Inc. 2015 Omnibus Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement for its 2015 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on July 29, 2015).